UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 20, 2013

Landmark Apartment Trust of America, Inc.

(Exact name of registrant as specified in its charter)

Maryland	000-52612	20-3975609
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4901 Dickens Road, Suite 101 Richmond, Virginia		23230
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (804) 237-1335

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

As reported on the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on March 19, 2013 (the “March 19, 2013 8-K”), on March 14, 2013, Landmark Apartment Trust of America, Inc. (the “Company”), through Landmark Apartment Trust of America Holdings L.P. (the “Operating Partnership”), the Company’s operating partnership, acquired the property management business of Elco Landmark Residential Management LLC and certain of its affiliates, and consummated certain related transactions (collectively, the “ELRM Transaction”). In connection with the ERLM Transaction and as further disclosed in the March 19, 2013 8-K, the Company, through the Operating Partnership, (A) issued to Elco Landmark Residential Holdings II, LLC (“ELRH II”) a subordinated promissory note in the aggregate principal amount of $10,000,000 (the “Note”) and (B) agreed to, during the period from the closing date of the ELRM Transaction and ending on the date that is 18 months thereafter, purchase 500,000 Class A Units (the “Class A Units”) in Timbercreek U.S. Multi-Residential (U.S.) Holding L.P., a Delaware limited partnership, in exchange for consideration consisting of a promissory note for $5,000,000.

On December 20, 2013, the Company, through the Operating Partnership, entered into a second amendment to that certain Asset Purchase and Contribution Agreement, dated March 13, 2013, with ELRH II (the “Second Amendment”) to amend the consideration to be paid for the Class A Units pursuant to Section 3.05(b) of the purchase agreement. Accordingly, on December 20, 2013, the Company, the Operating Partnership and ELRH II entered into an Assignment and Assumption Agreement (the “Assignment and Assumption Agreement”) to complete the acquisition of the Class A Units, and in lieu of the previously agreed upon form of consideration, the Company issued to ELRH II 613,497 shares of restricted common stock of the Company, valued at $8.15 per share. Additionally, the Company, through the Operating Partnership, entered into that certain Payment Agreement with ELRH II (the “Payment Agreement”), pursuant to which the Company repaid $5,000,000 of the outstanding principal amount on the Note by issuing to ELRH II 613,497 shares of restricted common stock of the Company, valued at $8.15 per share. The accrued interest on the portion of the Note that was repaid will continue to remain outstanding.

All of the shares delivered in connection with the transactions described in this Current Report on Form 8-K are subject to forfeiture provisions and transfer restrictions, as set forth in that certain Restricted Shares Agreement, dated as of December 20, 2013 (the “Restricted Shares Agreement”) by and between the Company and ERLH II, and may not be sold or otherwise transferred, subject to certain limited exceptions. Upon the completion of a public offering pursuant to which the Company’s capital stock is listed on the New York Stock Exchange or The Nasdaq Stock Market (“IPO”), the shares will no longer be subject to such transfer restrictions and forfeiture provisions. If the shares are no longer restricted due to the occurrence of an IPO, ELRH II is obligated, for a period of ten business days, to use commercially reasonable efforts to sell the shares at a price above $8.15 per share. In the event such disposition cannot be made, then ELRH II may request that the Company elect to either (i) issue additional shares of common stock of the Company in the amount that is equal to the difference between $8.15 per share and the actual gross selling price received by ELRH II upon the sale of the shares or (ii) repurchase the shares for $8.15 per share in cash. In the event an IPO does not take place before March 14, 2018, the Company is obligated to repurchase the shares for $8.15 per share in cash, all as more fully described in that certain Support Payment Agreement, dated as of December 20, 2013, by and between the Company and ELRH II (the “Support Payment Agreement”).

The foregoing summary description of the material terms of the Second Amendment, the Assignment and Assumption Agreement, the Payment Agreement, the Restricted Shares Agreement and the Support Payment Agreement is qualified in its entirety by the actual terms of the agreements, copies of which are filed as Exhibit 10.1 through Exhibit 10.5, inclusive, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The information set forth above in Item 1.01 regarding the unregistered issuance by the Company of restricted shares of common stock is incorporated by reference herein. The shares of common stock were issued by the Company in one or more private placements pursuant to Section 4(2) of the Securities Act of 1933, as amended.

Item 9.01.	Exhibits and Financial Statements.

In reviewing the agreements included as exhibits to this Current Report on Form 8-K, please remember they are included to provide you with information regarding their terms and are not intended to provide any other factual or disclosure information about the Company, the Operating Partnership or the other parties to the agreements. The agreements contain representations and warranties by each of the parties to the applicable agreement. These representations and warranties have been made solely for the benefit of the other parties to the applicable agreement and:

•	should not in all instances be treated as categorical statements of fact, but rather as a way of allocating the risk to one of the parties if those statements prove to be inaccurate;

•	have been qualified by disclosures that were made to the other party in connection with the negotiation of the applicable agreement, which disclosures are not necessarily reflected in the agreement;

•	may apply standards of materiality in a way that is different from what may be viewed as material to you or other investors; and

•	were made only as of the date of the applicable agreement or such other date or dates as may be specified in the agreement and are subject to more recent developments.

Accordingly, these representations and warranties may not describe the actual state of affairs as of the date they were made or at any other time. Additional information about the Company may be found elsewhere in this Current Report and the Company’s other public filings, which are available without charge through the SEC’s website at http://www.sec.gov.

d.	Exhibits:

Exhibit Number	Description

10.1	Second Amendment to Asset Purchase and Contribution Agreement, dated December 20, 2013, by and among Landmark Apartment Trust of America Holdings, L.P., Elco Landmark Residential Management LLC, Elco Landmark Residential Holdings LLC and Elco Landmark Residential Holdings II, LLC

10.2	Assignment and Assumption Agreement, dated December 20, 2013, by and among Elco Landmark Residential Holdings II LLC, Landmark Apartment Trust of America, Inc., and Landmark Apartment Trust of America Holdings, LP

10.3	Payment Agreement, dated December 20, 2013, by and among Elco Landmark Residential Holdings II, Landmark Apartment Trust of America, Inc., and Landmark Apartment Trust of America Holdings, LP

10.4	Restricted Shares Agreement, dated December 20, 2013, by and between Landmark Apartment Trust of America, Inc. and Elco Landmark Residential Holdings II LLC

10.5	Support Payment Agreement, dated December 20, 2013, by and between Elco Landmark Residential Holdings II LLC and Landmark Apartment Trust of America, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

December 27, 2013	Landmark Apartment Trust of America, Inc.

	By:	/s/ B. Mechelle Lafon
	Name:	B. Mechelle Lafon
	Title:	Assistant Chief Financial Officer, Treasurer and Secretary

EXHIBIT INDEX

Exhibit Number	Description

10.1	Second Amendment to Asset Purchase and Contribution Agreement, dated December 20, 2013, by and among Landmark Apartment Trust of America Holdings, L.P., Elco Landmark Residential Management LLC, Elco Landmark Residential Holdings LLC and Elco Landmark Residential Holdings II, LLC

10.2	Assignment and Assumption Agreement, dated December 20, 2013, by and among Elco Landmark Residential Holdings II LLC, Landmark Apartment Trust of America, Inc., and Landmark Apartment Trust of America Holdings, LP

10.3	Payment Agreement, dated December 20, 2013, by and among Elco Landmark Residential Holdings II, Landmark Apartment Trust of America, Inc., and Landmark Apartment Trust of America Holdings, LP

10.4	Restricted Shares Agreement, dated December 20, 2013, by and between Landmark Apartment Trust of America, Inc. and Elco Landmark Residential Holdings II LLC

10.5	Support Payment Agreement, dated December 20, 2013, by and between Elco Landmark Residential Holdings II LLC and Landmark Apartment Trust of America, Inc.